UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2024 (July 1, 2024)

CATALYST CREW TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52543	26-3670551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North Gould Street, Suite R

Sheridan, WY 82801

(Address of principal executive offices, including zip code.)

(307) 216-4405

(Telephone number, including area code)

Blue Chip Technologies Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Catalyst Crew Technologies Corp.

Form 8-K

Current Report

Item 3.03 - Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 1, 2024, Catalyst Crew Technologies Corp., formerly known as Blue Chip Technologies Corp., (the “Company”) was authorized by the Company’s Board of Directors to prepare and file a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Articles of Incorporation (the “Articles of Incorporation”) with the Secretary of State of Nevada and a Certificate of Change (the “Certificate of Change”) to effectuate the following actions, respectfully:

(i) a corporate name change from Blue Chip Technologies Corp. to Catalyst Crew Technologies Corp. (“Name Change”); and,

(ii) a Four Hundred Fifty for 1 (450-for-1) Reverse Stock Split (“Reverse Split”) of the issued and outstanding shares of the Company’s Common Stock, par value $0.0001 (the “Reverse Stock Split”).

Thereafter, on August 12, 2024, Company filed a Certificate of Amendment amended its Articles of Incorporation with the Nevada Secretary of State to affect the name change of the Company to Catalyst Crew Technologies Corp. Following the Name Change, any stock certificates that reflect the former name of the Company will continue to be valid, certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The same day, the Company filed a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209 to effectuate the Reverse Split. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split. Once the Reverse Stock Split is declared effective by FINRA (the “Payment Date”), the current 109,634,536 issued and outstanding shares of Common Stock shall become 243,632 post-Reverse Split shares, and any and all fractional shares resulting from the Reverse Split shall be rounded up to the next whole share. A copy of the Certificate is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

In addition to the foregoing, and in anticipation of the foregoing filings with the Nevada Secretary of State, on July 17, 2024,  the Company has filed an Issuer Company-Related Action Notification Form with FINRA to reflect the name change, apply for a new stock symbol, and to give effect to the Reverse Split. To this end, we will endeavor to update our Shareholders, and the markets generally, upon approval and deemed effectiveness by FINRA.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of Catalyst Crew Technologies Corp.
3.2	Certificate of Change
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST CREW TECHNOLOGIES CORP.

Dated: August 15, 2024	By:	/s/ Waqas Nakhwa
Waqas Nakhwa
President and Director
Principal Executive Officer
Principal Financial Officer
Principal Accounting Office

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